SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 5, 1998

                           TOMMY HILFIGER CORPORATION
             (Exact name of registrant as specified in its charter)

British Virgin Islands              1-11226                   Not Applicable
----------------------        ------------------          ----------------------
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


6/F, Precious Industrial Centre
18 Cheung Yue Street
Cheung Sha Wan
Kowloon, Hong Kong                                           Not Applicable
----------------------------------                          ---------------
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:  852-2745-7798



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           TOMMY HILFIGER U.S.A., INC
             (Exact name of registrant as specified in its charter)

    Delaware                     1-058178                    22-2960611
----------------        -------------------------         ---------------
(State or other          (Commission File Number)          (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)

25 West 39th Street
New York, New York
                                                                10018
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:  212-840-8888




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

                  Tommy Hilfiger Corporation ("THC") and Tommy Hilfiger U.S.A., Inc. ("TH USA") are filing this current report to incorporate by reference certain materials into the combined Registration Statement on Form S-3 of THC and TH USA (Registration Statement No. 333-48355/48355-01) in connection with the public offering of $250 million aggregate principal amount of 6.50% Notes due 2003 of TH USA (the "2003 Notes") and $200 million aggregate principal amount of 6.85% Notes due 2008 of TH USA (the "2008 Notes"), and the related guarantees of THC.

                  The Pricing Agreement, dated May 5, 1998, among THC, TH USA and Morgan Stanley & Co. Incorporated, Chase Securities Inc. and Salomon Brothers Inc, the Form of 2003 Notes contained in Exhibit 4.1 hereto and the Form of 2008 Notes contained in Exhibit 4.2 hereto are hereby incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          1.1 Pricing Agreement, dated May 5, 1998, among THC, TH USA and Morgan Stanley & Co. Incorporated, Chase Securities Inc. and Salomon Brothers Inc


          4.1      Form of 2003 Note


          4.2      Form of 2008 Note





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 7, 1998

                          TOMMY HILFIGER CORPORATION


                          By:    /s/  Benjamin M.T. Ng
                                 Name:  Benjamin M.T. Ng
                                 Title: Executive Vice President  - Corporate
                                        Finance


                          TOMMY HILFIGER U.S.A., INC.


                          By:    /s/  Benjamin M.T. Ng
                                 Name:  Benjamin M.T. Ng
                                 Title: Executive Vice President

                                  EXHIBIT LIST



Exhibit 1.1 Pricing Agreement, dated May 5, 1998, among Tommy Hilfiger Corporation, Tommy Hilfiger U.S.A., Inc. and Morgan Stanley & Co. Incorporated, Chase Securities Inc. and Salomon Brothers Inc

Exhibit 4.1          Form of 6.50% Note Due 2003 of  Tommy Hilfiger U.S.A., Inc

Exhibit 4.2          Form of 6.85% Note Due 2008 of Tommy Hilfiger U.S.A., Inc.